UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2003

                                    CDI Corp.
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             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
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                 (State or other jurisdiction of incorporation)

                                     1-5519
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                            (Commission File Number)

                                   23-2394430
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                        (IRS Employer Identification No.)

            1717 Arch Street, 35th Floor, Philadelphia, PA 19103-2768
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

                                 (215) 569-2200
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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 - News Release dated July 23, 2003, issued by CDI Corp.

Item 9. Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the information contained in this
Item 9 is being furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition." On July 23, 2003, CDI Corp. (sometimes referred to in this Report as "the Company") issued a news release reporting the Company's financial results for its second fiscal quarter ended June 30, 2003 and announcing cash dividends. A copy of the Company's news release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CDI CORP.
                                           (Registrant)

                                           By: /s/ Jay G. Stuart
                                               ---------------------------
                                               Jay G. Stuart
                                               Executive Vice President and
                                                 Chief Financial Officer

Date: July 23, 2003

                                  EXHIBIT INDEX

Exhibit Number    Description

99.1              News Release dated July 23, 2003, issued by CDI Corp.